Exhibit 10(f)(11)

EXECUTION VERSION

AMENDMENT NO. 1, dated as of October 24, 2013 (this “Amendment”), among LAMAR MEDIA CORP., (the “Company”), LAMAR ADVERTISING OF PUERTO RICO, INC. (the “Initial Subsidiary Borrower” and together with the Company, the “Borrowers”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, “Administrative Agent”) and the Lenders party hereto to the Amended and Restated Credit Agreement, dated as of February 9, 2012, by and among the Borrowers, the Administrative Agent, the Lenders and the other parties thereto (the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, Section 10.02 of the Credit Agreement permits the Credit Agreement to be amended from time to time with the consent of the Company and the Required Lenders;

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendment

(a) Section 7.04 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (e)(iv) thereof, (ii) replacing the “.” at the end of clause (f) thereof with “; and” and (iii) inserting a new clause (g) as follows:

“(g) Any sale, assignment, transfer or other disposition of property by the Company or any Restricted Subsidiary that would be permitted as an Investment pursuant to Section 7.05(a) shall be permitted under this Section 7.04.”

(b) For the avoidance of doubt, the Required Lenders hereby agree that no Event of Default resulted from any previous sale, assignment, transfer or other disposition of property that would be permitted by the Credit Agreement as amended hereby.

Section 2. Conditions Precedent to the Effectiveness

This Amendment shall become effective as of the date (the “Amendment Effective Date”) first written above when, and only when, the Administrative Agent shall have received this Amendment, duly executed by the Company, the Administrative Agent and Lenders constituting the Required Lenders.

Section 3. Representations and Warranties; No Default

On and as of the Amendment Effective Date, after giving effect to this Amendment, each Credit Party hereby represents and warrants to the Administrative Agent and each Lender that as of the Amendment Effective Date (a) no Default or Event of Default shall have occurred and be continuing and (b) all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

Section 4. Fees and Expenses

Borrower agrees to pay on demand in accordance with the terms of Section 10.02 of the Credit Agreement all reasonable disbursements and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent with respect thereto).

Section 5. Reference to and Effect on the Credit Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Company or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 6. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

Section 8. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 9. Governing Law

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LAMAR MEDIA CORP.

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director